                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  October 25, 2002


(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                  $20,362,718.19
                  --------------------
                (  $ 0.0001358        , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
(ii)    Amount of principal being paid or distributed in respect of the Class A-2 Notes:

                  $5,541,080.07
                  --------------------
                (  $ 0.0000114        , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(iii)   Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                  $102,580.02
                  --------------------
                (  $ 0.0000007        , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
(iv)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                  $2,678,749.31
                  --------------------
                (  $ 0.0000055        , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(v)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                      $0.00
                  --------------------
                (  $              -   , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------
        (2)  Distributed to Class A-2 Noteholders:
                  $0.00
                  --------------------
                (  $              -   , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------
        (3)  Balance on Class A-1 Notes:
                  $0.00
                  --------------------
                (  $              -   , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------
        (4)  Balance on Class A-2 Notes:
                  $0.00
                  --------------------
                (  $              -   , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------
(vi)    Payments made under the Cap Agreement on such date:       October 24, 2002
                                                            ------------------------------
                ( $0.00               with respect to the Class A-1 Notes,
                  --------------------
                ( $0.00               with respect to the Class A-2 Notes;
                  --------------------
                  and the total outstanding amount owed to the Cap Provider:
                                                                               ----------------------
(vii)   Pool Balance at the end of the related Collection Period:     $479,458,919.93
                                                                  -------------------------
(viii)  After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:          $0.00
                                                                   ----------------------
             (2)  Pool Factor for the Class A-1 Notes:           -
                                                       -----------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:     $479,458,919.93
                                                                   ----------------------
             (2)  Pool Factor for the Class A-2 Notes:     0.98857509
                                                        -----------------



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


(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.8512500%     for the period
                  ---------------
             (2)  The Student Loan Rate was:     4.3490126%
                                              ------------------
        (b)  Note Interest Rate for the Class A-1 Notes:     1.9712500%    (Based on 3-Month LIBOR)
                                                          ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:     2.1612500%    (Based on 3-Month LIBOR)
                                                          ---------------

(x)          Amount of Master Servicing Fee for related Collection Period:    $609,999.15
                                                                            -----------------
                   $ 0.000004067      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000001258      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xi)         Amount of Administration Fee for related Collection Period:        $3,000.00
                                                                            -----------------
                   $ 0.000000020      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000006      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:  $518,757.13
                                                                                            --------------
        (b)  Delinquent Contracts                        # Disb.         %          $ Amount            %
                                                         -------         -          --------            -
             30-60 Days Delinquent                         1,052       1.93%       $11,335,996       3.02%
             61-90 Days Delinquent                           573       1.05%       $ 6,221,012       1.66%
             91-120 Days Delinquent                          337       0.62%       $ 3,567,164       0.95%
             More than 120 Days Delinquent                   813       1.49%       $ 9,107,681       2.42%
             Claims Filed Awaiting Payment                   263       0.48%       $ 3,024,838       0.80%
                                                    -------------    --------     -------------     -------
                TOTAL                                      3,038       5.57%       $33,256,691       8.85% *
        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:         $0.00
                                                                                                 ----------
        (d)  Reserve Account Balance                                                        $8,843,847.57
                                                                                          -----------------
             Draw for this Distribution Date                                                        $0.00
                                                                                          -----------------
             Realized Loss Draw                                                                     $0.00
                                                                                          -----------------
(xiii)  Amount in the Prefunding Account:      $0.00
                                           --------------
(xiv)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:    $ 156,456.68
                                             -----------------
(xv)    Amount in the Pre-Funding Account at the end of the Funding period to be distributed:   $156,456.68
                                                                                          -----------------
(xvi)   Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:     $111,000.00
                                                                                          -----------------
(xvii)  Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:
                                                                                                    -------
(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
        to the Securities Guaranty Insurance Policy:      $0.00
                                                      -------------
(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:             $49,055.32
                                                                                          -----------------
        The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                $0.00
                                                                                          -----------------
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                   $0.00
                                                                                          -----------------
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                   $0.00
                                                                                          -----------------
        and the amount of any Termination Pymt either paid by or made to the Trust on                $0.00
        such Distribution Date:                                                           -----------------



* Delinquency Percentage are overstated due to a timing issue on payment processing in June.


                                   Page 6 of 6